UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 28, 2004

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

           0-20852                                     16-1387013
           -------                                     ----------
   (Commission File Number)                 (I.R.S. Employer Identification No.)


               2000 Technology Parkway, Newark, New York      14513
               ----------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2004, Ultralife Batteries, Inc. (the "Company") issued a press release regarding its results of operations and financial condition for the third quarter ended September 25, 2004. The Company's press release is attached as Exhibit 99.1 to this Form 8-K.


Item 9.01. Financial Statements and Exhibits.

       (c)   Exhibits.

             99.1    Press Release dated October 28, 2004.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ULTRALIFE BATTERIES, INC.

Dated: October 29, 2004                      By: /s/ Robert W. Fishback
                                                 ----------------------
                                                 Robert W. Fishback
                                                 Vice President Finance & CFO

                                Index to Exhibits

(99)   Additional Exhibits

       99.1    Press Release dated October 28, 2004.